UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

May 15, 2024

Date of Report (date of earliest event reported)

INTEVAC, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26946	94-3125814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3560 Bassett Street

Santa Clara, CA 95054

(Address of principal executive offices)

(408) 986-9888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	IVAC	The Nasdaq Stock Market LLC (Nasdaq) Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amended Employee Stock Purchase Plan and Amended Equity Incentive Plan

On May 15, 2024, the stockholders of Intevac, Inc. (“Intevac”) approved the amended Intevac 2003 Employee Stock Purchase Plan (the “2003 ESPP”). A description of the material terms of the 2003 ESPP is incorporated by reference to “Proposal Two—Approval of the Amended Intevac 2003 Employee Stock Purchase Plan to Increase the Number of Shares Reserved for Issuance Thereunder by 300,000 Shares” contained in Intevac’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 10, 2024 (the “Proxy Statement”).

On May 15, 2024, Intevac’s stockholders also approved the amended Intevac 2020 Equity Incentive Plan (the “2020 EIP”). A description of the material terms of the 2020 EIP is incorporated by reference to “Proposal Three—Approval of the Amended Intevac 2020 Equity Incentive Plan to Increase the Number of Shares Reserved for Issuance Thereunder by 900,000 Shares” contained in the Proxy Statement.

The 2003 ESPP and the 2020 EIP are attached as Appendix A and Appendix B, respectively, to the Proxy Statement and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 15, 2024, Intevac held its 2024 annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of such voting are set forth below:

Proposal 1: Election of Directors

Intevac’s stockholders elected the nominees listed below to serve on Intevac’s board of directors.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
David S. Dury	19,640,356	1,622,008	6,955	3,468,600
Nigel D. Hunton	21,157,766	104,598	6,955	3,468,600
Kevin D. Barber	21,158,034	104,330	6,955	3,468,600
Dorothy D. Hayes	21,089,677	172,687	6,955	3,468,600
Michele F. Klein	20,961,426	300,938	6,955	3,468,600

Proposal 2: Approval of the Amended Intevac 2003 Employee Stock Purchase Plan

Intevac’s stockholders approved the amended Intevac 2003 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 300,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,975,462	286,588	7,269	3,468,600

Proposal 3: Approval of the Amended Intevac 2020 Equity Incentive Plan

Intevac’s stockholders approved the amended Intevac 2020 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 900,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,978,203	4,282,504	8,612	3,468,600

Proposal 4: Ratification of Appointment of Independent Auditors

Intevac’s stockholders ratified the appointment of BPM LLP as Intevac’s independent public accountants for the fiscal year ending December 28, 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,667,081	66,842	3,996	—

Proposal 5: Advisory Approval of Named Executive Officer Compensation

Intevac’s stockholders approved, on a non-binding, advisory basis, the compensation of Intevac’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,915,733	286,195	67,391	3,468,600

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.

Date: May 17, 2024	/s/ KEVIN SOULSBY
Kevin Soulsby
Interim Chief Financial Officer, Secretary and Treasurer